UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 9, 2004

Date of Report (date of earliest event reported)

ACTUATE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24607	94-3193197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Gateway Boulevard, South San Francisco, California 94080

(Address of principal executive offices, including zip code)

(650) 837-2000

(Registrant’s telephone number, including area code)

Item 4. Changes in Registrant’s Certifying Accountant.

a) Previous independent accountants.

(i) On June 9, 2004, the Audit Committee of the Registrant decided to dismiss Ernst & Young LLP as the independent accountants of Actuate Corporation (the “Registrant”). On June 13, 2004, Ernst & Young LLP was notified of such dismissal.

(ii) The reports of Ernst & Young LLP on the financial statements of the Registrant for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The decision to change accountants was approved by the Audit Committee of Actuate Corporation.

(iv) In connection with its audits for the two most recent fiscal years and through June 13, 2004, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

(v) Other than as described below, during the two most recent fiscal years and through June 13, 2004, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

On May 29, 2003 Ernst & Young LLP provided the Audit Committee of Actuate Corporation with a report which identified material weaknesses with certain internal controls related to the detection of side letters and the process of investigating customer assertions regarding terms not specified in the agreements. Ernst & Young LLP discussed these material weaknesses with the Audit Committee and management of Actuate Corporation. Actuate Corporation implemented a remedial action plan, which included implementing certain new processes and procedures to address the identified material weaknesses. Such action plan was based in large part on recommendations made by Ernst & Young LLP.

(vi) The Registrant provided Ernst & Young LLP with a copy of this Current Report on Form 8-K and has requested that Ernst & Young LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed herein as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent accountants.

On June 9, 2004, the Audit Committee of the Registrant appointed KPMG LLP as its new independent accountants. During the two most recent fiscal years and through June 13, 2004, the Registrant has not consulted with KPMG LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant or oral advice was provided that KPMG LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit 16.1; Letter from Ernst & Young LLP to the Securities and Exchange Commission stating whether or not they agree with the statements made by the Registrant in Item 4 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACTUATE CORPORATION
(Registrant)

Date: June 16, 2004
/s/ DANIEL A. GAUDREAU
Daniel A. Gaudreau
Senior Vice President, Finance
and Administration
and Chief Financial Officer

INDEX TO EXHIBITS

16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission stating whether or not they agree with the statements made by the Registrant in Item 4 of this Current Report on Form 8-K